[Logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 1999
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GLOBAL EQUITY
                         SERIES

MFS(R) GLOBAL EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
David R. Mannheim*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

-------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                     NO BANK GUARANTEE
-------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.


MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The Series, which commenced investment operations on May 3, 1999, provided a total return of 23.83%, including the reinvestment of any distributions, through December 31, 1999. Over the same period, this compares to a 26.11% return for the average global portfolio tracked by Lipper Analytical Services, Inc., an independent company that reports performance, and to a 16.23% return for the Morgan Stanley Capital International (MSCI) World Index, an unmanaged, market-capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East.

Benefiting from the strong performance of global equity markets, the Series fared well over the last half of the fiscal year relative to the index and its competitors. However, its overall 7-month performance was hampered by several factors, all of which exerted their influence in the first half of the fiscal year. They included the strength of the U.S. dollar, which ate into the portfolio's gains in overseas stocks when translated back into dollars and magnified any declines in our overseas positions. Global market trends also went against the Series in the first half of the period, while large-company growth stocks provided the strongest performance. Although the Series has a bias toward large-cap stocks, we were not invested in the narrow grouping of mega-cap stocks that provided the highest returns over the period because we were concerned about their high valuations. In the first six months, the market gravitated away from growth stocks and toward cyclical stocks poised to benefit from the global economic rebound.

The good news is that the Series' relative performance improved in the second half of the fiscal year. The currency situation stabilized among the dollar, the yen, and the euro. That has been a positive relative factor because the Series has had fewer dollar-based investments than the MSCI World Index. In addition, the stock markets worldwide have broadened over the past six months to include small- and mid-capitalization issues.

We increased our position in the utilities and telecommunications area to 17.4% of the portfolio at the end of the period, and that helped quite a bit. Our investments in this area were focused on wireless communications companies. Subscriber growth was higher than expected, bolstered by improvements in wireless data transmission as well as voice communications. The Series' allocation to these stocks included Mannesmann in Germany and NTT Mobile Communications Network in Japan. I'd also highlight the computer software area. During the first half of the period, stock prices of our U.S. holdings in this area declined due to uncertainty over the impact of possible Year 2000 (Y2K) computer problems. However, we used that as an opportunity to buy more of these stocks, and our patience with companies such as Computer Associates and Compuware paid off. Investors became more optimistic as the companies met their earnings targets, and the stocks enjoyed significant price gains.

Financial services stocks generally continued to lag due to concerns about interest rates and questions about what would happen to asset quality in developed nations if their economies were to slow. Fortunately, the Series has invested less in the financial services industry than the index has, especially in the banking industry. On the other hand, we had more invested in U.S. insurance companies, including Hartford Financial and ReliaStar Financial. These positions paid off late in the period, with the passage of legislation razing barriers that had prohibited banks, insurance companies, and other financial services firms from engaging in each others' businesses. We have been able to find opportunities in Asia such as Singapore banks. Examples include Development Bank of Singapore (DBS) and Overseas Union Bank. These stocks were selling at attractive valuations at a time when they looked poised to benefit from improvements in their asset quality.

We would highlight the Series' stake in the computer software companies previously mentioned as well as some of the large Japanese companies in the portfolio, including Hitachi and Toshiba. These are restructuring stories. For some time, well-established Japanese firms, such as Toshiba, have been undermanaged and involved in too many businesses that didn't produce results. Now, they have been showing a drive toward divesting or restructuring unprofitable businesses and focusing on their strengths. We believe the companies should dramatically enhance their growth rates by doing so. Their stocks have done very well in response.

It's important for shareholders to remember that we choose investments for the portfolio one by one, focusing on the prospects of individual companies. It sometimes turns out that a number of attractive investments emerge in a particular sector, given the trends within that sector. But country or regional weightings are strictly a byproduct of our bottom-up, company-by- company research. That being said, our underweighting in Japan hurt our performance slightly in the first half of the period when that stock market rebounded. However, we did hold some Japanese stocks that performed very well, such as NTT Mobile Communications Network. Over the past six months, the portfolio's investments in Japan slowly increased as we found more companies that fit into the restructuring theme demonstrated by Toshiba. In addition, we've gained a modicum of confidence that Japan is nearing a trough and could start to see some economic improvement going forward.

When we look at other regions, at around 30% of net assets, the portfolio was underweight in the United States relative to the index, which carried about 50% in U.S. stocks. Again, this allocation, as well as our overweighting in Continental Europe, was strictly a byproduct of stock picking, rather than a call on the markets. The portfolio has been overweighted in Europe for some time. On a price-to-earnings basis, European stocks historically have offered growth rates similar to those of U.S. counterparts, but have traded at 10% to 15% discounts to U.S. stocks. That's why we feel those markets may offer more opportunities.

Looking at the portfolio, we are optimistic because we believe we have paid below-average prices for above-average earnings growth. That is, our expected growth rate for the average company in the portfolio is higher than the average growth rate found in the market. Overall, we believe 1999 has been another good year for global markets. Part of that year's advance was driven by better-than-expected earnings growth in the United States. As such, we are uncertain how much higher U.S. stock valuations can go. Nevertheless, we remain optimistic regarding corporate earnings growth, particularly in Europe. There, company managements are focused on restructuring and improving returns on capital, strategies that have been pursued successfully by corporate America for some time.

We also may be approaching a point at which we consider investing in emerging markets again. We've de-emphasized this area over the recent past, with the portfolio presently holding only minor positions in Greece and Mexico. However, we could become more attracted to individual companies in emerging markets if we are comfortable with the stability of the individual country.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President of MFS Investment Management(R) and Director of International Portfolio Management. He is portfolio manager of MFS(R) Global Equity Fund, MFS(R) International Growth Fund, MFS(R) Institutional International Equity Fund, the International Growth Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Global Equity Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Mannheim joined MFS in 1988 and was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President and portfolio manager in 1992, Senior Vice President in 1997, and Director of International Portfolio Management in 1999. He is a graduate of Amherst College and the Massachusetts Institute of Technology Sloan School of Management.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 3, 1999

Size: $1.7 million net assets as of December 31, 1999

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999. Index information is from May 1, 1999.)

                      MFS Global               MSCI
                    Equity Series           World Index
--------------------------------------------------------------------------------
5/99                   $10,000                $10,000
12/99                   12,383                 11,623

CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                                                          Life*
-------------------------------------------------------------------------------
Cumulative Total Return                                                 +23.83%
-------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                          Life*
-------------------------------------------------------------------------------
Average global portfolio+                                               +26.11%
-------------------------------------------------------------------------------
MSCI World Index#                                                       +16.23%
-------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999. Index information is from May 1, 1999.
+ Source: Lipper Analytical Services, Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Stocks - 86.1%
-------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
Foreign Stocks - 55.9%
  Australia - 1.2%
    QBE Insurance Group Ltd. (Insurance)*                   4,456    $   20,682
-------------------------------------------------------------------------------
  Canada - 1.7%
    BCE, Inc. (Telecommunications)                            125    $   11,316
    Canadian National Railway Co. (Railroads)                 640        16,840
                                                                     ----------
                                                                     $   28,156
-------------------------------------------------------------------------------
  Finland - 1.7%
    Helsingin Puhelin Oyj (Telecommunications)                330    $   27,485
-------------------------------------------------------------------------------
  France - 8.3%
    Aventis S.A. (Pharmaceuticals)                            115    $    6,683
    Bouygues S.A. (Telecommunications)                         25        15,887
    Castorama Dubois Investisse (Stores)                       47        14,295
    Pernod Ricard Co. (Beverages)                             220        12,585
    Sanofi-Synthelabo S.A. (Medical and Health Products)*     380        15,821
    STMicroelectronics Co. (Electronics)*                      75        11,541
    Television Francaise (Entertainment)                       21        10,998
    Total S.A., "B" (Oils)                                    180        24,019
    Union des Assurances Federales S.A. (Insurance)            75         8,807
    Vivendi (Business Services)                               120        10,834
    Wavecom S.A., ADR (Electronics)*                           60         5,685
                                                                     ----------
                                                                     $  137,155
-------------------------------------------------------------------------------
  Germany - 3.1%
    Henkel KGaA, Preferred (Chemicals)                        125    $    8,246
    Mannesmann AG (Conglomerate)                              170        41,004
    Wella AG, Preferred (Consumer Goods and Services)          60         1,329
                                                                     ----------
                                                                     $   50,579
-------------------------------------------------------------------------------
  Greece - 1.0%
    Antenna TV S.A., ADR (Broadcasting)*                      400    $    6,850
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                    430        10,187
                                                                     ----------
                                                                     $   17,037
-------------------------------------------------------------------------------
  Ireland - 0.6%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)      4,500    $   10,460
-------------------------------------------------------------------------------
  Israel - 0.5%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)                                             300    $    7,763
-------------------------------------------------------------------------------
  Italy - 1.3%
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)                                  4,500    $   21,436
-------------------------------------------------------------------------------
  Japan - 13.5%
    Canon, Inc., ADR (Special Products and Services)          530    $   21,498
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)        1,000        10,814
    Chukyo Coca-Cola Bottling Co. Ltd. (Food and Beverage
      Products)                                             1,000        10,667
    Fast Retailing Co. (Retail)                               100        40,713
    Fuji Heavy Industries Ltd. (Automotive)                 1,000         6,851
    Hitachi Ltd. (Electronics)                              2,000        32,100
    Mitsubishi Motor (Automotive)                           2,000         6,831
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                1        17,127
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                      1        38,461
    Sony Corp. (Electronics)                                  100    $   29,654
    Toshiba Corp. (Electronics)                             1,000         7,634
                                                                     ----------
                                                                     $  222,350
-------------------------------------------------------------------------------
  Mexico - 0.7%
    Coca-Cola Femsa S.A., ADR (Beverages)                     320    $    5,620
    Kimberly-Clark de Mexico S.A. de C.V. (Forest and
      Paper Products)                                       1,490         5,825
                                                                     ----------
                                                                     $   11,445
-------------------------------------------------------------------------------
  Netherlands - 2.9%
    Akzo Nobel N.V. (Chemicals)                               400    $   20,061
    Fox Kids Europe N.V. (Telecommunications)*                100         1,279
    ING Groep N.V. (Financial Services)*                      323        19,498
    Libertel N.V. (Cellular Telephones)*                      270         7,070
                                                                     ----------
                                                                     $   47,908
-------------------------------------------------------------------------------
  Norway - 1.4%
    NetCom ASA (Telecommunications)                            50    $    2,499
    Sparebanken NOR (Banks and Credit Cos.)                   510        11,850
    Storebrand ASA (Insurance)                              1,200         9,144
                                                                     ----------
                                                                     $   23,493
-------------------------------------------------------------------------------
  Portugal - 1.3%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)    640    $   13,716
    PT Multimedia SGPS S.A. (Conglomerate)*                    10           568
    Telecel - Comunicacoes Pessoais, S.A.
      (Telecommunications)*                                   450         7,845
                                                                     ----------
                                                                     $   22,129
-------------------------------------------------------------------------------
  Singapore - 2.1%
    DBS Group Holdings Ltd. (Financial Services)*           1,000    $   16,396
    Overseas Union Bank Ltd. (Banks and Credit Cos.)        3,142        18,399
                                                                     ----------
                                                                     $   34,795
-------------------------------------------------------------------------------
  Spain - 0.8%
    Jazztel PLC, ADR (Telecommunications)*                     10    $      651
    Repsol S.A. (Oils)                                        470        10,896
    Terra Networks, S.A. (Internet)*                           10           547
                                                                     ----------
                                                                     $   12,094
-------------------------------------------------------------------------------
  Sweden - 1.8%
    NetCom AB (Telecommunications)                             40    $    2,816
    Saab AB, "B" (Aerospace)                                2,800        27,027
                                                                     ----------
                                                                     $   29,843
-------------------------------------------------------------------------------
  Switzerland - 0.7%
    Nestle S.A. (Food and Beverage Products)                    6    $   10,996
-------------------------------------------------------------------------------
  United Kingdom - 11.3%
    AstraZeneca Group PLC (Medical and Health Products)       520    $   22,036
    BP Amoco PLC (Oils)                                     1,050        10,592
    British Aerospace PLC (Aerospace)*                      1,900        12,483
    British Telecommunications PLC (Telecommunications)*    1,130        27,361
    Cable & Wireless Communications PLC
      (Telecommunications)                                  2,900        41,434
    Cable & Wireless Communications PLC, ADR
      (Telecommunications)                                    800        13,714
    CGU PLC (Insurance)*                                      900        14,513
    NDS Group PLC, ADR (Internet)*                             20           610
    Next PLC (Conglomerate)                                 1,200        11,506
    TeleWest Communications PLC (Entertainment)             2,072        10,987
    Thus PLC (Internet)*                                      250         1,578
    Tomkins PLC (Conglomerate)                              1,800         5,869
    United News & Media PLC (Broadcasting)                  1,160        14,615
                                                                     ----------
                                                                     $  187,298
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $  923,104
-------------------------------------------------------------------------------
U.S. Stocks - 30.2%
  Aerospace - 0.3%
    TRW, Inc.                                                 110    $    5,713
-------------------------------------------------------------------------------
  Automotive - 0.7%
    Delphi Automotive Systems Corp.                           730    $   11,497
-------------------------------------------------------------------------------
  Business Machines - 1.8%
    Hewlett-Packard Co.                                        90    $   10,254
    International Business Machines Corp.                     110        11,880
    Sun Microsystems, Inc.*                                   110         8,518
                                                                     ----------
                                                                     $   30,652
-------------------------------------------------------------------------------
  Business Services - 0.6%
    H & R Block, Inc.                                         180    $    7,875
    United Parcel Service, Inc.                                30         2,070
                                                                     ----------
                                                                     $    9,945
-------------------------------------------------------------------------------
  Computer Software - Systems - 5.2%
    BMC Software, Inc.*                                       170    $   13,589
    Computer Associates International, Inc.                   540        37,766
    Compuware Corp.*                                          590        21,978
    SunGard Data Systems, Inc.*                               497        11,804
                                                                     ----------
                                                                     $   85,137
-------------------------------------------------------------------------------
  Conglomerates - 0.5%
    Sodexho Marriott Services, Inc.                           600    $    7,800
-------------------------------------------------------------------------------
  Consumer Goods and Services - 1.9%
    Monsanto Co.                                              200    $    7,125
    Galileo International, Inc.                               800        23,950
                                                                     ----------
                                                                     $   31,075
-------------------------------------------------------------------------------
  Electronics - 0.1%
    Agilent Technologies, Inc.*                                20    $    1,546
-------------------------------------------------------------------------------
  Entertainment - 2.6%
    Disney (Walt) Co.                                         480    $   14,040
    Hearst-Argyle Television, Inc.*                           360         9,585
    Time Warner, Inc.                                         260        18,834
                                                                     ----------
                                                                     $   42,459
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    Keebler Foods Co.*                                        390    $   10,969
-------------------------------------------------------------------------------
  Insurance - 3.4%
    CIGNA Corp.                                               160    $   12,890
    Hartford Financial Services Group, Inc.                   370        17,529
    ReliaStar Financial Corp.                                 640        25,080
                                                                     ----------
                                                                     $   55,499
-------------------------------------------------------------------------------
  Machinery - 1.1%
    Deere & Co., Inc.                                         430    $   18,651
-------------------------------------------------------------------------------
  Medical and Health Products - 1.3%
    Bausch & Lomb, Inc.                                       320    $   21,900
-------------------------------------------------------------------------------
  Oils - 1.6%
    Conoco, Inc., "A"                                         640    $   15,840
    Exxon Mobil Corp.*                                        130        10,473
                                                                     ----------
                                                                     $   26,313
-------------------------------------------------------------------------------
  Photographic Products - 0.3%
    Polaroid Corp.                                            300    $    5,644
-------------------------------------------------------------------------------
  Stores - 1.9%
    BJ's Wholesale Club, Inc.*                                260    $    9,490
    CVS Corp.                                                 290        11,582
    Federated Department Stores, Inc.*                        120         6,067
    Gap, Inc.                                                 100         4,600
                                                                     ----------
                                                                     $   31,739
-------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Kroger Co.*                                               620    $   11,703
    Safeway, Inc.*                                            370        13,158
                                                                     ----------
                                                                     $   24,861
-------------------------------------------------------------------------------
  Telecommunications - 4.7%
    Amdocs Ltd.*                                               50    $    1,725
    Bell Atlantic Corp.                                       200        12,312
    BroadWing, Inc.                                           430        15,856
    EchoStar Communications, Corp.*                            10           975
    Global TeleSystems Group, Inc.*                            60         2,078
    GTE Corp.                                                 140         9,879
    MCI WorldCom, Inc.*                                       202        10,719
    Motorola, Inc.                                            160        23,560
                                                                     ----------
                                                                     $   77,104
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $  498,504
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,225,477)                           $1,421,608
-------------------------------------------------------------------------------

Short-Term Obligations - 9.1%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00, at
      Amortized Cost                                       $  150    $  149,987
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,375,464)                      $1,571,595

Other Assets, Less Liabilities - 4.8%                                    79,207
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $1,650,802
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,375,464)             $1,571,595
  Investments of cash collateral for securities loaned, at value
    (identified cost, $107,285)                                      107,285
  Cash                                                                 2,110
  Foreign currency, at value (identified cost, $226)                     225
  Receivable for Series shares sold                                   66,152
  Receivable for investments sold                                      9,014
  Interest and dividends receivable                                    1,760
                                                                  ----------
      Total assets                                                $1,758,141
                                                                  ----------
Liabilities:
  Collateral for securities loaned, at value                      $  107,285
  Accrued expenses and other liabilities                                  54
                                                                  ----------
      Total liabilities                                           $  107,339
                                                                  ----------
Net assets                                                        $1,650,802
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $1,417,790
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     196,127
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 36,953
  Accumulated net investment loss                                        (68)
                                                                  ----------
      Total                                                       $1,650,802
                                                                  ==========
Shares of beneficial interest outstanding                           137,055
                                                                    =======

Net asset value per share
  (net assets / shares of beneficial interest outstanding)          $12.04
                                                                    ======

See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31,                                               1999*
-----------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $  9,238
    Interest                                                            3,804
    Foreign taxes withheld                                               (761)
                                                                     --------
      Total investment income                                        $ 12,281
                                                                     --------
  Expenses -
    Management fee                                                   $  7,563
    Shareholder servicing agent fee                                       265
    Administrative fee                                                     85
    Custodian fee                                                       5,158
    Printing                                                            6,020
    Auditing fees                                                      10,800
    Legal fees                                                            940
    Miscellaneous                                                       2,417
                                                                     --------
      Total expenses                                                 $ 33,248
    Fees paid indirectly                                                 (480)
    Reduction of expenses by investment adviser                       (23,314)
                                                                     --------
      Net expenses                                                   $  9,454
                                                                     --------
        Net investment income                                        $  2,827
                                                                     --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $ 77,176
    Foreign currency transactions                                      (1,149)
                                                                     --------
      Net realized gain on investments and foreign
       currency transactions                                         $ 76,027
                                                                     --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $196,131
    Translation of assets and liabilities in foreign currencies            (4)
                                                                     --------
      Net unrealized gain on investments and foreign
        currency translation                                         $196,127
                                                                     --------
        Net realized and unrealized gain on investments and
          foreign currency                                           $272,154
                                                                     --------
          Increase in net assets from operations                     $274,981
                                                                     ========

*For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999.

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31,                                                1999*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $    2,827
  Net realized gain on investments and foreign currency
    transactions                                                        76,027
  Net unrealized gain on investments and foreign currency
    translation                                                        196,127
                                                                    ----------
    Increase in net assets from operations                          $  274,981
                                                                    ----------
Distributions declared to shareholders -
  From net investment income                                        $   (2,044)
  From net realized gain on investments and foreign currency
     transactions                                                      (39,925)
                                                                    ----------
    Total distributions declared to shareholders                    $  (41,969)
                                                                    ----------
Net increase in net assets from Series share transactions           $1,417,790
                                                                    ----------
Net assets at end of period (including accumulated net
   investment loss of $68)                                          $1,650,802
                                                                    ==========

* For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999.

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------
                                                                  PERIOD ENDED
                                                                  DECEMBER 31,
                                                                         1999*
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $10.00
                                                                       ------
Income from investment operations# -
  Net investment income(S)                                             $ 0.03
  Net realized and unrealized gain on investments and
    foreign currency                                                     2.34
                                                                       ------
      Total from investment operations                                 $ 2.37
                                                                       ------
Less distributions declared to shareholders -
  From net investment income                                           $(0.02)
  From net realized gain on investments and foreign
     currency transactions                                              (0.31)
                                                                       ------
      Total distributions declared to shareholders                     $(0.33)
                                                                       ------
Net asset value - end of period                                        $12.04
                                                                       ======
Total return                                                            23.83%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             1.31%+
  Net investment income                                                  0.37%+
Portfolio turnover                                                         68%
Net assets at end of period (000 Omitted)                              $1,651

(S) Subject to reimbursement by the Series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Series' operating expenses, exclusive of management fee. In consideration, the Series pays MFS a fee not greater than 0.25% of average daily net assets.
    To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
      Net investment loss                                              $(0.18)
      Ratios (to average net assets):
        Expenses##                                                       4.39%+
        Net investment loss                                             (2.71)%+
  * For the period from the commencement of the Series' investment operations, May 3, 1999, through December 31, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Equity Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 7 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Series to certain qualified institutions (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 1999, the value of securities loaned was $103,199. These loans were collateralized by cash of $107,285, which was invested in the following short-term obligation:

                                                                    AMORTIZED
                                                   SHARES      COST AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      107,285            $107,285

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the period ended December 31, 1999, $851 was reclassified from accumulated net investment loss to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, aggregate unreimbursed expenses amounted to $23,314.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,878,888 and $730,501, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $1,377,439
                                                                     ----------
Gross unrealized appreciation                                        $  253,246
Gross unrealized depreciation                                           (59,090)
                                                                     ----------
   Net unrealized appreciation                                       $  194,156
                                                                     ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                                PERIOD ENDED DECEMBER 31, 1999
                                                ------------------------------
                                                            SHARES      AMOUNT
------------------------------------------------------------------------------
Shares sold                                                133,529  $1,375,827
Shares issued to shareholders in reinvestment
  of distributions                                           3,526      41,963
                                                           -------  ----------
    Net increase                                           137,055  $1,417,790
                                                           =======  ==========

(6) Line of Credit
The Series and other affiliated Series participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Series' at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $0. The Series had no borrowings during the period.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the commencement of investment operations, May 3, 1999, through December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period from the commencement of investment operations, May 3, 1999 through December 31, 1999, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February  3, 2000

FEDERAL TAX INFORMATION

For the period ended December 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 2.03%.

For the period ended December 31, 1999, income from foreign sources was $6,777, and the Series designated a foreign tax credit of $693.

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                VGE-2 02/00 1M